SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 17, 2002
                                                 -------------


                               ATLAS MINERALS INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

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          COLORADO                     1-02714                   84-1533604
-------------------------------      -----------             ------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)


10920 W. Alameda Ave., Ste 205, Lakewood, CO                       80226
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 303-306-0823

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM  5.      OTHER EVENTS

               See Press Release attached as Exhibit 99.1 hereto.

FORM 8K
ATLAS MINERALS INC.
Page 2


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           ATLAS MINERALS INC.

                                           (Registrant)



Date:  April 17, 2002                      By: /s/ Gary E. Davis
                                               -----------------------------
                                                   Gary E. Davis
                                                   President & CFO